UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|_|  Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|  Definitive Information Statement

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:  N/A
     (2) Aggregate number of securities to which transaction applies:  N/A
     (3) Per unit  price  or other  underlying  value  of  transaction  computed
           pursuant to Exchange Act Rule 0-11:   N/A
     (4) Proposed maximum aggregate value of transaction:  N/A
     (5) Total fee paid:  N/A

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A
     (2) Form, Schedule, or Registration Statement No.:  N/A
     (3) Filing Party:  N/A
     (4) Date Filed:  N/A

                           SIERRA MONITOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 13, 2003

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California, on Tuesday, May 13, 2003, at 11 AM local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To ratify the appointment of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the Company's independent public accountants for the fiscal year ending December 31, 2003.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement accompanying this Notice and in the Annual Report on Form 10-KSB which was separately previously mailed to shareholders on April 4, 2003.

         Only shareholders of record at the close of business on April 15, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.

                                                     For the Board of Directors
                                                     SIERRA MONITOR CORPORATION


                                                     /s/ Gordon R. Arnold
                                                     --------------------
                                                     Gordon R. Arnold
                                                     President

Milpitas, California
April 18, 2003

--------------------------------------------------------------------------------
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 13, 2003

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 13, 2003 at 11:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 18, 2003 to all shareholders entitled to vote at the Annual Meeting.

                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 15, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,971,546 shares of Common Stock.

Voting

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained.

         While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that abstentions should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors and the proposals set forth herein in this manner.

         Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                                                    Director
        Name of Nominee               Age                     Principal Occupation                    Since
--------------------------------  ------------   -----------------------------------------------  --------------
Gordon R. Arnold                      57         President, Chief Financial Officer, Secretary        1989
                                                 and Director of the Company

C. Richard Kramlich                   67         General Partner, New Enterprise Associates -         1989
                                                 Venture Capital

Jay T. Last                           73         President, Hillcrest Press                           1989

Robert C. Marshall                    71         Principal, Selby Venture Partners                    1998
----------------------------------------------------------------------------------------------------------------

       GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

       C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Juniper Networks and Chalone Inc.

       JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

       ROBERT C. MARSHALL has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

         The four nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the re-election of the above-named directors to the Board of Directors of the Company.

                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         On December 27, 2002, the Company dismissed its independent accountants, KPMG LLP ("KPMG"), and engaged the services of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as its new independent accountants for its fiscal year ending December 31, 2002. The Company's Board of Directors approved the dismissal of KPMG and the appointment of Squar Milner. The Audit Committee of the Board did not consider the change in accountants separately from the full Board.

         The Board of Directors has appointed Squar Milner as the independent public accountants of the Company for the current fiscal year ending December 31, 2003. It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

         The audit reports of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years of the Company ended December 31, 2001 and December 31, 2002, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports.

         During the two most recent fiscal years of the Company ended December 31, 2001 and December 31, 2002, the Company did not consult with Squar Milner regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B of the Act.

Fees Billed to the Company by Squar Milner and KPMG During Fiscal Year 2002

Audit Fees:

         There were no audit fees billed by Squar Milner during the fiscal year ended December 31, 2002.

         The aggregate fees billed by KPMG for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2002, and their review of the annual financial statements for the year ended December 31, 2002, were $25,550.

         The aggregate fees billed by Squar Milner for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 were $35,000.

Financial Information Systems Design and Implementation Fees:

         The Company did not engage either Squar Milner or KPMG to provide any advice to the Company regarding financial information systems design and implementation during fiscal year 2002.

All Other Fees:

         The Company did not engage either Squar Milner or KPMG to provide any other services to the Company including financial information systems design and implementation during fiscal year 2002.

Required Vote

         Approval of the appointment of Squar Milner as the Company's independent public accountants for the fiscal year ending December 31, 2003 requires the affirmative vote of the holders of a majority of shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event of a negative vote on such ratification, the Board of Directors will reconsider such appointment.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Squar Milner as the Company's independent public accountants for the fiscal year ending December 31, 2003.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock beneficially owned as of the Record Date by the following persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company, by the Chief Executive Officer of the Company, by the other executive officers of the Company, and by all directors and officers of the Company as a group:

                                                                                              Shares
                                                                                      Beneficially Owned (2)
                                                                               -------------------------------------
      Five-Percent Shareholders, Directors and Executive Officers (1)               Number             Percent
-----------------------------------------------------------------------------  -----------------  ------------------
Five-Percent Shareholders:

Shires Income plc. .........................................................          1,549,134               14.1%
   c/o Glasgow Investment Managers
   Sutherland House, 149 St. Vincent Street
   Glasgow, Scotland G2-5DR

Directors and Executive Officers:

C. Richard Kramlich (3).....................................................          2,034,494               18.5%
Jay T. Last.................................................................          2,016,942               18.4%
Gordon R. Arnold (4)........................................................          1,115,286               10.0%
Edward K. Hague (5).........................................................            561,575                5.0%
Robert C. Marshall..........................................................            247,254                2.3%
Stephen R. Ferree (6).......................................................            240,417                2.2%
Michael C. Farr (7).........................................................            181,267                1.6%
All officers and directors as a group (8 persons)(2,8)......................          6,397,235               55.1%

----------
(1) Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)  Includes 100,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.

(4) Includes 141,667 shares subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 331,250 shares subject to stock options exercisable within 60 days of the Record Date.

(6) Includes 85,417 shares subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 85,417 shares subject to stock options exercisable within 60 days of the Record Date.

(8)  Includes  an  aggregate  of  643,751   shares   subject  to  stock  options
     exercisable within 60 days of the Record Date.

                                   MANAGEMENT

Executive Officers

         The current executive officers of the Company and their ages are as follows:

                Name                Age               Positions
 -----------------------------   -----------  ----------------------------------

 Gordon R. Arnold                    57          President, Chief Financial
                                                 Officer, Secretary and Director

 Michael C. Farr                     45          Vice President, Operations

 Stephen R. Ferree                   55          Vice President, Marketing

 Edward K. Hague                     41          Vice President, Engineering

 Robert J. Kot                       52          Vice President, Sales

         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra") in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         MICHAEL C. FARR joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger, Mr. Farr has served as Vice President, Operations of the Company.

         STEPHEN R. FERREE joined the Company as Marketing Manager in January 1990. He became Vice President, Marketing in May 1992.

         EDWARD K. HAGUE joined the Company as Engineering Manager in July 1997. He became Vice President, Engineering in October 1997. Mr. Hague has consulted in the field of industrial communications for more than 10 years, initially consulting to Intellution, Inc., a leading process control software company, then to various companies, working on communication architecture design for IBM, Marin Municipal Water District, U.S. Postal Service, PG&E, Boeing and the U.S. Navy.

         ROBERT J. KOT joined the Company as Vice President, Sales in November 2001. Mr. Kot was previously President and CEO of OnCuity, a software company that marketed advanced alarm management systems for the process, building and security markets. Mr. Kot's career spans over 27 years and includes employment with Honeywell, EMC Controls, Azonix and other technology companies focused upon rapid growth within the process and building automation markets.

         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held five meetings during the fiscal year ended December 31, 2002. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors does not have a standing nominating or compensation committee or other any other committees performing similar functions.

         The Company's Board of Directors has previously approved and adopted an Audit Committee Charter. The purposes of the Audit Committee are to oversee that Company management has established and maintained (i) the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company, (ii) processes to assure that an adequate system of internal controls is functioning within the Company, and (iii) processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

         The members of the Audit Committee currently include all of the outside members of the Company's Board of Directors (directors Kramlich, Last and Marshall), and director Kramlich currently serves as the committee chairman. The Company believes that all three Audit Committee members are independent directors as defined in Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers.

Audit Committee Report

         The Audit Committee has reviewed and discussed the Company's audited financial statements and financial reporting processes with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Squar, Milner, Reehl & Williamson, LLP, the Company's current independent auditors, are responsible for performing an independent audit of the financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Squar Milner and Company management. The Audit Committee also discussed with Squar Milner the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

         The Audit Committee has discussed with Squar Milner those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and anticipates providing the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") at the next Audit Committee meeting to be conducted on May 13, 2003. The Audit Committee held three meetings during fiscal year 2002.

         The Audit Committee has also considered whether Squar Milner's provision of non-audit services (such as internal audit assistance, tax-related services and due diligence procedures, services and advice related to acquisitions) to the Company would be compatible with maintaining the independence of Squar Milner with respect to the Company and its management. No such services were provided in the year ended December 31, 2002.

         Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2002, and that Squar Milner be appointed as the independent auditors for the Company for fiscal year 2003. The foregoing report is provided by the following members of the Company's Board of Directors, who constitute the Audit Committee:

         C. Richard Kramlich      Jay T. Last          Robert C.Marshall
              Chairman               Member                 Member

Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Directors receive no other fees.

Certain Relationships and Related Transactions

         None.

Equity Compensation Plan Information

         The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2002.


                                                                                                   Number of securities
                                                                                                    remaining available
                                             Number of securities                                   for future issuance
                                               to be issued upon                                        under equity
                                                 exercise of        Weighted-average exercise        compensation plans
                                             outstanding options,      price of outstanding        (excluding securities
                                             warrants and rights   options, warrants and rights   reflected in column (a))
            Plan category                           (a)                         (b)                       (c)
-------------------------------------- --------------------------- ---------------------------   -------------------------
Equity compensation plans approved by
   security holders (1)...............          1,478,500                      $0.79                     302,542
Equity compensation plans not
   approved by security holders (2)                    --                         --                          --
                                        --------------------------- ---------------------------   --------------------------
     Total............................          1,478,500                      $0.79                     302,542
                                        --------------------------- ---------------------------   --------------------------

(1) Consists of the Company's 1986 Stock Option Plan, as amended, and the 1996 Stock Plan. The Company no longer issues options under the 1986 Stock Option Plan, as amended.

(2) All equity compensation plans have been approved by the Company's security holders.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the cash compensation, including bonuses, paid to the Chief Executive Officer of the Company and the four next most highly paid executive officers for the three fiscal years ended December 31, 2002. No other executive officer of the Company received more than $100,000 in compensation during fiscal year 2002.

                           Summary Compensation Table

                                                                              Long-Term
                                                                             Compensation
                                                                                Awards
                                                                          -------------------
                                                Annual Compensation           Securities
                                            ----------------------------      Underlying            All Other
                                              Salary           Bonus           Options             Compensation
 Name and Principal Position                    ($)             ($)              (#)                   ($)
-----------------------------------         ------------   -------------  -------------------  ---------------------
 Gordon R. Arnold                     2002       79,307             0              50,000             85,586 (1)
    Chief Executive Officer           2001       90,843             0             100,000            107,229 (2)
                                      2000       93,221             0                   0             95,462 (3)
 Michael C. Farr                      2002       95,380             0              25,000             56,083 (4)
    Vice President, Operations        2001      105,183             0              25,000             60,219 (5)
                                      2000      102,267             0                   0             50,638 (6)
 Stephen R. Ferree                    2002       85,246             0              25,000             48,423 (7)
    Vice President,Marketing          2001       98,030             0              25,000             51,343 (8)
                                      2000       95,946             0                   0             43,715 (9)
 Edward K. Hague                      2002      165,654             0              50,000             32,609 (10)
    Vice President, Engineering       2001      177,709             0             100,000             38,153 (11)
                                      2000      167,161             0                   0              2,242 (12)
 Robert J. Kot                        2002      154,443             0             100,000              6,022 (13)
    Vice President, Sales             2001        9,231             0             125,000                  0
                                      2000            0             0                   0                  0

----------
(1) Represents $81,738 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $3,216 under the Company's medical insurance plan paid in fiscal 2002.
(2) Represents $103,841 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $2,859 under the Company's medical insurance plan paid in fiscal 2001.
(3) Represents $92,020 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $2,913 under the Company's medical insurance plan paid in fiscal 2000.
(4) Represents $50,943 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $4,508 under the Company's medical insurance plan paid in fiscal 2002.
(5) Represents $55,853 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $3,837 under the Company's medical insurance plan paid in fiscal 2001.
(6) Represents $45,390 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $4,719 under the Company's medical insurance plan paid in fiscal 2000.
(7) Represents $42,296 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,495 under the Company's medical insurance plan paid in fiscal 2002.
(8) Represents $45,770 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,044 under the Company's medical insurance plan paid in fiscal 2001.
(9) Represents $36,187 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $6,999 under the Company's medical insurance plan paid in fiscal 2000.
(10) Represents $26,308 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,669 under the Company's medical insurance plan paid in fiscal 2002.
(11) Represents $32,321 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,303 under the Company's medical insurance plan paid in fiscal 2001.
(12) Represents $6,177 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,536 under the Company's medical insurance plan paid in fiscal 2000.
(13) Represents $350 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,040 under the Company's medical insurance plan paid in fiscal 2002.

                             EMPLOYEE BENEFIT PLANS

         The following table sets forth the number and terms of options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2002:

                        Option Grants in Last Fiscal Year

                                   Individual Grants
----------------------------------------------------------------------------------------
                                                                                             Potential Realizable
                             Number of        % of Total                                       Value at Assumed
                            Securities          Options                                      Annual Rates of Stock
                            Underlying        Granted to       Exercise                       Price Appreciation
                              Options        Employees in     Price (2)     Expiration        for Option Term (4)
                                                                                          ---------------------------
          Name              Granted (1)       Fiscal Year     ($/Share)      Date (3)       5% ($)         10% ($)
-------------------------  --------------  -----------------  -----------  -------------  ------------   ------------
Gordon R. Arnold               50,000            17.2%          $0.26       10/16/2012        8,176         20,719
Michael C. Farr                25,000             8.6%          $0.26       10/16/2012        4,088         10,359
Stephen R. Ferree              25,000             8.6%          $0.26       10/16/2012        4,088         10,359
Edward K. Hague                50,000            17.2%          $0.26       10/16/2012        8,176         20,719
Robert J. Kot                 100,000            34.5%          $0.95       02/21/2012       59,745        151,405

----------
     (1) The Company granted options to purchase an aggregate of 290,000 shares of the Company's Common Stock to employees during fiscal year 2002 pursuant to the Company's 1996 Stock Plan.

     (2) All options presented in this table were granted at an exercise price equal to the then fair market value of a share of the Company's Common Stock on the date of grant, as determined with reference to the trader of the Company's stock on the OTC Bulletin Board.

     (3) All options presented in this table may terminate before the stated expiration upon the termination of optionee's status as an employee, consultant or director, including upon the optionee's death or disability.

     (4) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. Assuming a ten year term of the option, the total calculated compounded amount of stock appreciation is 63% (assuming 5% per year) and 159% (assuming 10% per year).

         The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2002:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised        In-the-Money Options (1)
                                                                 Options at                         At
                             Shares         Value           Fiscal-Year End (#)             Fiscal-Year End ($)
                          Acquired on     Realized   -------------------------------- --------------------------------
         Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
 ---------------------  --------------- ------------ --------------  ---------------- -------------- -----------------
 Gordon R. Arnold                 0             0        129,167          120,833             500                0
 Michael C. Farr                  0             0         82,292           42,708             500                0
 Stephen R. Ferree                0             0         82,292           42,708             500                0
 Edward K. Hague                  0             0        306,250          143,750               0                0
 Robert  J. Kot                   0             0         33,854          191,146               0                0

----------
     (1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 2002 was $0.23 per share. Includes incentive stock options previously granted to employees under the Company's 1986 and 1996 Option Plans with exercise prices ranging from $0.22 to $1.48 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2002 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting.

                                                 For the Board of Directors
                                                 SIERRA MONITOR CORPORATION


                                                 /s/ Gordon R. Arnold
                                                 --------------------
                                                 Gordon R. Arnold
                                                 President
Dated: April 18, 2003